EXHIBIT 10.4

THIRD AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment (this “Amendment”), dated as of May 12, 2008 but effective as of March 1, 2008 (the “Amendment Effective Date”), is by and among MxEnergy Inc., a Delaware corporation (“MXenergy”), and MxEnergy Electric Inc., a Delaware corporation (“MxEnergy Electric”; MXenergy and MxEnergy Electric each a “Borrower” and collectively, the “Borrowers”), MxEnergy Holdings Inc. and certain Subsidiaries thereof (collectively, the “Guarantors”), and the financial institutions and other Persons whose signature appears below as Lenders.

PRELIMINARY STATEMENTS

A.            Reference is made to the First Amended and Restated Credit Agreement dated as of August 1, 2006 (as amended by the First Amendment dated as of April 6, 2007 and the Second Amendment dated as of December 17, 2007, the “Credit Agreement”) among the Borrowers, the Guarantors, the lenders party thereto and the Administrative Agent. Unless otherwise expressly provided herein, capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

B.            The Borrowers have requested that the Majority Lenders amend the Credit Agreement as hereinafter provided; and

C.            The Lenders party hereto, constituting the Majority Lenders under the Credit Agreement, are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

AGREEMENT

Section 1. Amendments to Credit Agreement.

(a)      Amendment to Section 6.06(e). Section 6.06(e) of the Credit Agreement is hereby amended by deleting the value “$12,000,000” contained in clause (iii) thereof, and replacing the same with the value “$12,006,000”.

(b)      Amendment to Section 6.20. Section 6.20 of the Credit Agreement is hereby amended in its entirety to read as follows:

Permit, as of last day of any month occurring during any period set forth below, the ratio of Consolidated EBITDA for the twelve months then ending to Consolidated Interest Expense for such period set forth below to be less than the ratio set forth below opposite such period:

Period	Interest Coverage Ratio

From March 1, 2008 through August 31, 2008	1.40 to 1.00

From September 1, 2008 through the Maturity Date	1.60 to 1.00

(c) Amendment to Section 6.21. Section 6.21 of the Credit Agreement is hereby amended in its entirety to read as follows:

Permit the Leverage Ratio at any time during the relevant period set forth below to be greater than the ratio set forth below opposite such period:

Maximum
Relevant Period	Leverage Ratio

From March 1, 2008 through June 30, 2008	5.00 to 1.00

From July 1, 2008 through August 31, 2008	4.75 to 1.00

From September 1, 2008 to September 30, 2008	4.50 to 1.00

From October 1, 2008 through the Maturity Date	4.00 to 1.00

Section 2.       Amendment to Exhibit C. Exhibit C to the Credit Agreement is hereby amended as attached hereto as Annex I.

Section 3.       Conditions to Effectiveness. This Amendment shall be effective as of the Amendment Effective Date when the Administrative Agent shall have received confirmation of each of the following in form and substance satisfactory to the Administrative Agent:

(a)      counterparts of this Amendment, duly executed by each Loan Party and the Majority Lenders;

(b)      a certificate of Secretary or other officer of each Loan Party certifying the name and title of the officer of such Loan Party that is authorized to execute this Amendment and that none of the organizational documents of such Loan Party have been changed since the Closing Date; and

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(c)      evidence that the Borrowers have paid (i) the Administrative Agent for the pro rata benefit of each Lender that has executed this Amendment on or before May 12, 2008 an amendment fee equal to 0.125% of the aggregate Revolving Commitments of such Lenders and (ii) all other costs, accrued and unpaid fees and expenses to the extent due and payable to the Lenders and the Administrative Agent as of the date hereof pursuant to the Credit Agreement.

Section 4.       Representations and Warranties. Each Loan Party jointly and severally hereby represents and warrants that, as of the Amendment Effective Date:

(a)      all representations and warranties of such Loan Party contained in the Credit Agreement and any other Loan Document are true and correct in all material respects with the same effect as if such representations and warranties had been made on the Amendment Effective Date (it being understood and agreed that any representation which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date); and

(b)      no Default has occurred and is continuing.

Section 5.       Consent of Guarantors; Confirmation of Guarantees. Each Guarantor hereby consents to this Amendment and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Guarantee contained in Article VIII of the Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

Section 6.       Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without regard to conflict of laws principles.

Section 7.       Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties and supersede all prior agreements and understandings, whether written or oral, among the parties hereto concerning the transactions provided herein and therein.

Section 8.       Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

Section 9.       Headings. The headings set forth in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 10.     Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and

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enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Effective Date.

BORROWERS:

MXENERGY INC.

By:	/s/ Chaitu Parikh
Chaitu Parikh
Vice President and CFO

MXENERGY ELECTRIC INC.

By:	/s/ Chaitu Parikh
Chaitu Parikh
Vice President and CFO

GUARANTORS:

MXENERGY HOLDINGS INC.

By:	/s/ Chaitu Parikh
Chaitu Parikh
Vice President and CFO

ONLINE CHOICE INC.
MXENERGY GAS CAPITAL HOLDINGS CORP.
MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.
MXENERGY GAS CAPITAL CORP.
MXENERGY ELECTRIC CAPITAL CORP.
TOTAL GAS & ELECTRIC INC.
TOTAL GAS & ELECTRICITY (PA) INC.
MXENERGY CAPITAL HOLDINGS CORP.
MXENERGY CAPITAL CORP.
MXENERGY SERVICES INC.
INFOMETER.COM INC.

By:	/s/ Chaitu Parikh
Chaitu Parikh
Vice President and CFO

LENDERS:

SOCIÉTÉ GÉNÉRALE

By:	/s/Barbara Paulsen
Name:	Barbara Paulsen
Title:	Managing Director

By:	/s/Chung-Taek On
Name:	Chung-Taek On
Title:	Vice President

WACHOVIA BANK, N.A.

By:	/s/Roger Grossman
Name:	Roger Grossman
Title:	Vice President

CoBANK, ACB

By:	/s/ Dale Keyes
Name:	Dale Keyes
Title:	Vice President

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/Scott Moreen
Name:	Scott Moreen
Title:	Executive Vice President

ALLIED IRISH BANKS p.l.c.

By:	/s/Vaughn Buck
Name:	Vaughn Buck
Title:	Director

By:	/s/Aidan Lanigan
Name:	Aidan Lanigan
Title:	Vice President

RZB FINANCIAL LLC

By:	/s/ Hermine Kirolos
Name:	Hermine Kirolos
Title:	Group Vice President

By:	/s/ Yang Weng
Name:	Yang Weng
Title:	Vice President